SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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[x]     Definitive Proxy Statement
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FRANKLIN CUSTODIAN FUNDS

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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(NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

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     FRANKLIN GROWTH FUND,

A SERIES OF Franklin CUSTODIAN FUNDS

IMPORTANT SHAREHOLDER INFORMATION

     These materials are for a Special Meeting of Shareholders of Franklin Growth Fund (the “Fund”), a series of Franklin Custodian Funds (the “Trust”), scheduled for October 14, 2008 at 2:00 p.m., Pacific Time. The enclosed materials discuss the proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on both Proposals, your proxy will be voted as you indicate. If you specify a vote for only one Proposal, but not both, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted “FOR” such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on either Proposal, your proxy will be voted “FOR” both Proposals.

     We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the costs of having to conduct additional solicitations, including other mailings, may be avoided.

      We welcome your comments. If you have any questions, call Fund Information at 1- 800/DIAL BEN (1-800/342-5236).

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

FRANKLIN GROWTH FUND

A SERIES OF Franklin CUSTODIAN FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders (the “Meeting”) of Franklin Growth Fund (the “Fund”), a series of Franklin Custodian Funds (the “Trust”), will be held at the Trust’s offices located at One Franklin Parkway, San Mateo, California 94403-1906 on October 14, 2008 at 2:00 p.m., Pacific Time.

     During the Meeting, shareholders of the Fund will vote on the following Proposals:

          1.     To approve a new investment management agreement between the Trust, on behalf of the Fund, and Franklin Advisers, Inc. (“Franklin Advisers”).

          2.     To approve a new subadvisory agreement between Franklin Advisers and Franklin Investment Advisory Services, LLC (“FIAS”).

     By Order of the Board of Trustees,

     Craig S. Tyle

      Vice President

August 19, 2008

Please sign and promptly return the proxy card you receive in the enclosed self-addressed envelope regardless of the number of shares you own.

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PROXY STATEMENT

TABLE OF CONTENTS

Page
Information About Voting	2
Who is asking for my vote?	2
Who is eligible to vote?	2
On what issues am I being asked to vote?	2
How does the Trust’s Board recommend that I vote?	2
How do I ensure that my vote is accurately recorded?	3
May I revoke my proxy?	3
What if my shares are held in a brokerage account?	3
Proposals 1 and 2:	To Approve a New Investment Management Agreement Between the Franklin Custodian Funds, on behalf of Franklin Growth Fund, and Franklin Advisers, Inc. and To Approve a New Subadvisory Agreement Between Franklin Advisers, Inc. and Franklin Investment Advisory Services, LLC With Respect to the Fund	3
Additional Information About the Fund		10
Further Information About Voting and the Meeting		12

Exhibits

Exhibit A –	Form of New Investment Management Between Franklin Custodian Funds, on behalf of Franklin Growth Fund, and Franklin Advisers, Inc.	A-1
Exhibit B –	Form of New Sub-Advisory Agreement Between Franklin Advisers, Inc. and Franklin Investment Advisory Services, LLC	B-1
Exhibit C –	Outstanding Shares and Classes of the Fund as of July 23, 2008, the Record Date	C-1
Exhibit D –	Entities Owning Beneficially More Than 5 Percent of the Outstanding Shares of Any Class of the Fund	D-1

FRANKLIN GROWTH FUND

A SERIES OF Franklin CUSTODIAN FUNDS

PROXY STATEMENT

♦	INFORMATION ABOUT VOTING

     Who is asking for my vote?

     The Board of Trustees (the “Board”) of Franklin Custodian Funds (the “Trust”), on behalf of Franklin Growth Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on October 14, 2008 (the “Meeting”), has requested your vote on several matters.

     Who is eligible to vote?

     Shareholders of record at the close of business on July 23, 2008, are entitled to be present and to vote at the Meeting or any adjournment thereof. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to the Fund presented at the Meeting. The Notice of Special Meeting, the proxy card and the proxy statement were first mailed to shareholders of record on or about August 19, 2008.

     On what issues am I being asked to vote?

     Shareholders are being asked to vote on the following Proposals:

     1.     To approve a new investment management agreement between the Trust, on behalf of the Fund, and Franklin Advisers, Inc. (“Franklin Advisers”); and

2.     To approve a new subadvisory agreement between Franklin Advisers and Franklin Investment Advisory Services, LLC (“FIAS”).

     How does the Trust’s Board recommend that I vote?

     The Trustees unanimously recommend that you vote:

1.     FOR the approval of a new investment management agreement between the Trust, on behalf of the Fund, and Franklin Advisers; and

2.     FOR the approval of a new subadvisory agreement between Franklin Advisers and FIAS.

     How do I ensure that my vote is accurately recorded?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on either of the Proposals on which you are entitled to vote, your proxy card will be voted as you indicate. However, with respect to any Proposal for which you do not specify a vote, your proxy card will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote your shares will be voted FOR all Proposals on which you are entitled to vote.

     May I revoke my proxy?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the Meeting, or by attending the Meeting and voting in person.

     What if my shares are held in a brokerage account?

     If your shares are held by your broker, in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Trust.

PROPOSALS 1 and 2:      To approve A new investment management agreement BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND Franklin ADVISERS, INC.

          and

To approve a new subadvisory agreement between Franklin ADVISERS, INC. and FRANKLIN INVESTMENT ADVISORY SERVICES, LLC WITH RESPECT TO THE FUND

     Background

FIAS has served as the Fund’s investment manager since July 1, 1997. Mr. Vivian J. Palmieri, Vice President of FIAS, and Conrad B. Hermann, Portfolio Manager of FIAS, are the portfolio managers of the Fund and have served as such since 1965 and 1993, respectively. The current Investment Management Agreement between the Trust, on behalf of the Fund, and FIAS is dated as of February 1, 2008 (the “Current IM Agreement”) and was last approved by the Fund’s sole initial shareholder on January 31, 2008 in connection with the re-domestication of the Trust from a Maryland corporation to a Delaware statutory trust. Such re-domestication was approved by shareholders at a meeting held on March 21, 2007 as adjourned to April 11, 2007. The current IM Agreement was last approved by the Trust’s Board on February 25, 2008.

At a meeting of the Board held on July 10, 2008 (the “July Meeting”), Fund management recommended that Franklin Advisers replace FIAS as the Fund’s principal investment manager and that FIAS be retained to serve as the Fund’s sub-adviser. The proposed engagement of Franklin Advisers as investment manager and FIAS as sub-adviser is not intended to result in a change in the way the Fund is managed day-to-day, nor change the investment management fees paid by the Fund. Messrs. Palmieri and Hermann will continue to be responsible for the day-to-day management of the Fund if these proposed changes are approved by shareholders. All costs involved in connection with the Meeting will be borne by Franklin Advisers and its affiliates.

The reasons for the proposed engagement of Franklin Advisers as investment manager and FIAS as sub-adviser include a desire to realign the provision of investment management and other services to the Fund with a structure that is used throughout the Franklin Templeton fund complex, with Franklin Advisers being responsible for overseeing the provision of investment management and administrative services, while specific investment management expertise and services are provided by other Franklin investment managers as sub-adviser. Franklin Advisers, located in San Mateo, California, has over $214 billion in assets under management as of June 30, 2008, and provides investment management services to separate accounts, pooled investment vehicles and U.S. registered investment companies, including more than 100 funds within the Franklin Templeton fund complex.

Engaging Franklin Advisers as the Fund’s investment manager will also provide enhanced access to the Franklin equity research group which consists of more than 50 investment professionals and seven sector teams. If shareholders approve the engagement of Franklin Advisers as the Fund’s investment manager and FIAS as sub-adviser, Fund management anticipates that Ms. Serena Perin Vinton will be added to the Fund’s portfolio management team. Ms. Perin Vinton is currently Senior Vice President of Franklin Advisers in San Mateo, serves as the lead portfolio manager for the Franklin Capital Growth Fund and is a member of the Franklin Institutional Large Cap Growth Equity team. Thus, the proposed restructuring of the Fund’s investment management is also intended to increase the capacity of the portfolio management team serving the Fund and to better position the Fund for the future.

Based upon the recommendation of Fund management and other information provided to the Board, the Board approved (i) the proposed engagement of Franklin Advisers as the Fund’s investment manager, including the proposed form of Investment Management Agreement, a copy of which is attached to this proxy statement as Exhibit A (the “Proposed IM Agreement”), (ii) the proposed engagement of FIAS as the Fund’s sub-adviser, including the proposed form of Sub-Advisory Agreement, a copy of which is attached to this proxy statement as Exhibit B (the “Proposed Sub-Advisory Agreement”), (iii) the proposed termination of the Current IM Agreement, subject to shareholder approval of the Proposed IM Agreement and the Proposed Sub-Advisory Agreement, and (iv) as required by the Investment Company Act of 1940, as amended (the “1940 Act”), the submission of the Proposed IM Agreement and the Proposed Sub-Advisory Agreement to the Fund’s shareholders for their approval.

     Proposals 1 and 2 require that shareholders of the Fund approve both Proposal 1 and Proposal 2. If either Proposal 1 or Proposal 2 is not approved by shareholders of the Fund, then the Current IM Agreement will remain in place.

     Information Regarding Franklin Advisers and FIAS

     Franklin Advisers, located at One Franklin Parkway, San Mateo, California 94403-1906, is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) and has over $214 billion in assets under management as of June 30, 2008. As described above, Franklin Advisers provides investment management services to separate accounts, pooled investment vehicles and registered mutual funds, including many other Franklin Templeton funds. The engagement of Franklin Advisers will enable Ms. Perin Vinton to join the Fund’s portfolio management team.

     Franklin Advisers currently manages the Franklin Capital Growth Fund (“Capital Growth Fund”) and the Franklin Large Cap Growth Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust (“Large Cap Growth Fund”), which have investment goals and strategies that are similar to the Fund. As of June 30, 2008, the Capital Growth Fund and Large Cap Growth Fund had net assets of approximately $1.33 billion and $607.5 million, respectively. For its services to the Capital Growth Fund, Franklin Advisers received an annual fee of 0.45% of daily net assets for the fiscal year ended June 30, 2007. Franklin Advisers has agreed to reduce its management fees to the extent any Fund assets are invested in a Franklin Templeton money fund. Without this reduction, the management fees to Franklin Advisers would have been 0.46%. For its services to the Large Cap Growth Fund, Franklin Advisers received an annual fee of 0.70% of daily net assets for the fiscal year ended December 31, 2007.

     FIAS, located at One Franklin Parkway, San Mateo, California 94403-1906, is registered as an investment adviser with the SEC. The engagement of FIAS as the Fund’s sub-adviser will enable Mr. Palmieri to continue to serve on the Fund’s portfolio management team.

Franklin Advisers and FIAS are both wholly-owned subsidiaries of Franklin Resources, Inc. (“Resources”), whose business address is One Franklin Parkway, San Mateo, California 94403-1906. Certain members of the Board and officers of the Trust are shareholders of Resources and may be deemed to receive indirect remuneration from the Fund due to their participation in management fees and other fees received or to be received by Franklin Advisers, FIAS and their affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.86% and 15.54%, respectively, of its outstanding shares as of December 4, 2007. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. (“NYSE”) listed holding company (NYSE: BEN). Charles B. Johnson is an officer and director of the Trust and Rupert H. Johnson, Jr. is an officer and director of the Trust, as well as an officer of Franklin Advisers. Craig S. Tyle is an officer of Franklin Advisers, FIAS and the Trust.

Resources is the sole shareholder of Franklin Advisers. Edward B. Jamieson, Rupert H. Johnson, Jr., John M. Lusk and Christopher J. Molumphy serve as directors of Franklin Advisers and the principal executive officer of Franklin Advisers is Mr. Jamieson, all of whose business address is One Franklin Parkway, San Mateo, California 94403-1906. Franklin Templeton Distributors, Inc., the Fund’s principal underwriter, is the sole member of FIAS (which is a limited liability company) and is wholly owned by Resources. The principal executive officer of FIAS is Mr. Lusk, whose business address is One Franklin Parkway, San Mateo, California 94403-1906.

Are there any material differences between the Current IM Agreement and the Proposed IM Agreement?

The Proposed IM Agreement and the Current IM Agreement for the Fund are substantially the same in most material respects except for the change in the identity of the investment manager. In addition, the Proposed IM Agreement clarifies that the investment manager, may, at its own expense, hire one or more sub-advisers to perform services for the Fund, that all decisions on proxy voting with respect to the Fund’s portfolio securities will be made by the investment manager unless the Board determines otherwise, and that the Fund is responsible for the cost of any proxy voting services used on its behalf, as well as the expenses associated with issuing, repurchasing and redeeming shares, maintaining registration, trade association dues and the Fund’s portion of insurance premiums. Finally, the Proposed IM Agreement includes provisions that specify the investment manager’s role in providing investment advice with respect to lawsuits involving securities presently or formerly held by the Fund and undertaking any such litigation on behalf of the Fund. For its services, FIAS received $12,385,803 with respect to the Fund for the fiscal year ended September 30, 2007.

What are the material terms of the Proposed IM Agreement?

     Below is a summary of the material terms of the Proposed IM Agreement.

     Services. Franklin Advisers will manage the Fund’s assets subject to and in accordance with the Fund’s investment objectives and policies, the terms of the Proposed IM Agreement, and any directions that the Board may issue from time to time.

     Franklin Advisers will also be responsible for providing for administrative services as may be reasonably required for managing the affairs and conducting the business of the Fund, including conducting correspondence and other communications with the shareholders of the Fund, and maintaining all internal bookkeeping, accounting and auditing services in connection with the Fund’s investment and business activities. Franklin Advisers will engage Franklin Templeton Services, LLC to provide such services to the Fund.

     Management Fees. Pursuant to the Proposed IM Agreement, the rate of the monthly fee payable to Franklin Advisers by the Fund is identical to the fee paid by the Fund under the Current IM Agreement, and shall be based upon the following annual rates of the Fund’s daily net assets:

0.625% of the value of net assets up to and including $100 million;

0.500% of the value of net assets over $100 million and not over $250 million;

0.450% of the value of net assets over $250 million and not over $7.5 billion;

0.440% of the value of net assets over $7.5 billion and not over $10 billion;

0.430% of the value of net assets over $10 billion up and not over $12.5 billion;

0.420% of the value of net assets over $12.5 billion and not over $15 billion;

0.400% of the value of net assets over $15 billion and not over $17.5 billion;

0.380% of the value of net assets over $17.5 billion and not over $20 billion;

0.360% of the value of net assets over $20 billion and not over $35 billion;

0.355% of the value of net assets over $35 billion and not over $50 billion; and

0.350% of the value of net assets over $50 billion.

     Fund Expenses. With respect to Fund expenses, the Proposed IM Agreement contains the same provisions as in the Current IM Agreement, except as noted above with respect to the costs of proxy voting services. Thus, the obligations of the Fund and the investment manager with respect to Fund expenses remain unchanged.

     Brokerage. Under the Proposed IM Agreement, Franklin Advisers will seek to obtain the best net price and execution for the Fund. The Proposed IM Agreement recognizes that Franklin Advisers may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” provided by that broker.

     Limitation of Liability. The Proposed IM Agreement provides that in the absence of Franklin Advisers’ willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Proposed IM Agreement, Franklin Advisers will not be subject to liability to the Fund for any act or omission in providing investment advisory services.

Continuance. If shareholders of the Fund approve the Proposed IM Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The Proposed IM Agreement is thereafter renewable annually for successive periods not to exceed one year: (i) by a vote of a majority of the outstanding shares of the Fund or by a vote of the Board, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Proposed IM Agreement (other than a Trustee of the Trust), cast in person at a meeting called for the purpose of voting on the Agreement.

What are the material terms of the Proposed Sub-Advisory Agreement?

Below is a summary of the material terms of the Proposed Sub-Advisory Agreement.

     Services. Subject to the overall policies, control, direction and review of the Board and to the instructions and supervision of Franklin Advisers, FIAS will provide investment advisory services with respect to securities and investments and cash equivalents in the Fund. FIAS will make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of the Fund’s investment securities, and will take such steps as may be necessary to implement the same.

Management Fees. Under the Proposed Sub-Advisory Agreement, Franklin Advisers will pay FIAS 70% of the fees it receives from the Fund.

     Payment of Expenses. During the term of the Proposed Sub-Advisory Agreement, FIAS will pay all expenses incurred by it in connection with the services to be provided by it under the Proposed Sub-Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

     Brokerage. FIAS will be responsible for selecting broker-dealers for the execution of the Fund’s portfolio transactions consistent with the Fund’s brokerage policy and “best execution.” The Proposed Sub-Advisory Agreement authorizes FIAS to allocate brokerage business to broker-dealers that provide brokerage and research services as such services are defined in Section 28(e) of the Securities Exchange Act of 1934.

     Continuance. If shareholders of the Fund approve the Proposed Sub-Advisory Agreement, such agreement will continue until two years from the date of its execution, unless earlier terminated. The Proposed Sub-Advisory Agreement is thereafter renewable annually for successive periods not to exceed by one year (i) by a vote of a majority of the outstanding shares of the Fund or by a vote of the Board, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than a Trustee of the Trust), cast in person at a meeting called for the purpose of voting on the Agreement.

Why is the Board recommending approval of the Proposed IM Agreement and the Proposed Sub-Advisory Agreement?

     At the July Meeting, the Board, including a majority of the independent Trustees, as that term is defined under the relevant SEC guidance (the “Independent Trustees”), approved the Proposed IM Agreement, the Proposed Sub-Advisory Agreement, and the termination of the Current IM Agreement, subject to shareholder approval. In considering these matters, the Independent Trustees received assistance and advice from independent counsel. The following sets forth some of the primary factors relevant to each Board’s decision.

     In considering the Proposed IM Agreement, the Board noted that the terms were substantially the same in most material respects to those of the Current IM Agreement. Consequently, in considering the Proposed IM Agreement, primary consideration was given by the Board on matters relating to Franklin Advisers and Ms. Perin Vinton, who was proposed to be added to the Fund’s portfolio management team. Information furnished by Fund management as to Franklin Advisers covered its personnel operations and financial condition. In reviewing such material, the Board noted that the policies of Franklin Advisers as to various matters, including brokerage allocation and proxy voting, were identical to those of FIAS (the current investment manager) and that its employees were subject to the same Code of Ethics as applied to employees of the previous investment manager. Information furnished as to Ms. Perin Vinton included her background and experience, as well as the investment performance of the Capital Growth Fund, for which she serves on the portfolio management team and which has an investment mandate comparable to that of the Fund.

     In considering approval of the Proposed Sub-Advisory Agreement, the Board noted that such arrangement would permit the Fund to retain the services of Mr. Palmieri, who had been involved in the portfolio management of the Fund for over forty years. The Board believed such arrangement to be in the best interests of the Fund, thereby maintaining the continuity of the Fund’s portfolio management team and taking into account Mr. Palmieri’s contribution to the past investment performance of the Fund, which the Board found to be satisfactory. The Board also noted that fees paid to FIAS under the Proposed Sub-Advisory Agreement would be paid by Franklin Advisers out of its fees under the Proposed IM Agreement, resulting in no additional expense to the Fund.

     The Board also took into account the fact that the Proposed IM Agreement and the Proposed Sub-Advisory Agreement would have no effect on non-investment advisory services furnished to the Fund by Fund management and its affiliates, including those relating to compliance, shareholder servicing, accounting and internal audit which the Board continuously reviewed and found satisfactory. The Board also noted that the Proposed IM Agreement and the Proposed Sub-Advisory Agreement would have no effect on the expense ratio of the Fund. In view of such facts and the quality of services provided by the Fund’s manager and its affiliates, the Board believed that the profits to be realized by Franklin Advisers, FIAS and their affiliates under the Proposed IM Agreement and the Proposed Sub-Advisory Agreement were not excessive and that the schedule of fees to be paid thereunder provided a sharing of benefits with the Fund and its shareholders to the extent economies of scale were realized by the manager and its affiliates. Based on these considerations, the Board, including a majority of the Independent Trustees, concluded that these changes are in the best interests of the Fund and its shareholders.

The Board Unanimously RecommendS

that Shareholders Vote “For” Proposals 1 and 2.

♦	ADDITIONAL INFORMATION ABOUT THE FUND

      The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906 and 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly-owned subsidiary of Resources and an affiliate of Franklin Advisers and FIAS. Pursuant to an administration agreement with the investment manager for the Fund, FT Services performs certain administrative functions for the Fund. The fees for such administrative services are paid by the investment manager for the Fund out of the investment management fees paid by the Fund, and are not an additional expense of the Fund.

     FT Services will continue to act as administrator for the Fund whether or not shareholders approve the Proposed IM Agreement and the Proposed Sub-Advisory Agreement.

     The Underwriter. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“Distributors”), One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives sales loads and 12b-1 fees pursuant to a separate Rule 12b-1 plan adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares of the Fund to the public. For its services, Distributors received $13,894,003 with respect to the Fund for the fiscal year ended September 30, 2007.

     Distributors will continue to act as principal underwriter for the Fund whether or not shareholders approve the Proposed IM Agreement and the Proposed Sub-Advisory Agreement.

     The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. In connection with its services as transfer agent and shareholder servicing agent for the Fund, FTIS received $3,283,430 from the Fund for the fiscal year ended September 30, 2007.

     FTIS will continue to act as transfer agent and shareholder servicing agent for the Fund whether or not shareholders approve the Proposed IM Agreement and the Proposed Sub-Advisory Agreement.

     The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

     Other Matters. The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN® (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     Principal Shareholders. The outstanding shares and classes of the Fund as of July 23, 2008, the Record Date, are set forth in Exhibit C.

     From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of July 23, 2008, there were no other entities, except as set forth in Exhibit D, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

     In addition, to the knowledge of the Fund’s management, as of July 23, 2008, no Trustee or officer of the Trust owned 1% or more of the outstanding shares of the Fund.

     Contacting the Board. If a shareholder wishes to send a communication to the Board of the Trust, such correspondence should be in writing and addressed to the Board at the Trust’s offices as follows: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for its review and consideration.

♦	FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by Franklin Advisers or its affiliates. Brokerage firms and others are reimbursed for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Computershare Investor Services (the “Solicitor”) has been engaged to assist in the solicitation of proxies at an estimated cost of $173,291, plus expenses. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

     Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement by mail, by Internet, or by telephone instruction, or attend in person.

     Quorum. Holders of 40% of the outstanding shares of the Fund, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals.

     Method of Tabulation. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast, and therefore may have the same effect as a vote “against” a Proposal that requires an affirmative majority vote of outstanding shares or of a certain percentage of shares present and entitled to vote at the Meeting. Broker non-votes are shares held by brokers or nominees as to which (i) instructions have not been receive from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. The Fund does not expect to receive any broker non-votes. Each Proposal requires that shareholders of the Fund approve such Proposal by the affirmative vote of the lesser of: (i) 67% or more of the outstanding shares of the Fund present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

     Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or other authorized officer, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and theTrust’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

     Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders of the Fund should send his or her written proposal to the Fund’s offices at: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. Such proposal must be received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Fund’s governing instruments.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

     The Board is not aware of any business, other than the matters described above, to come before the Meeting. However, should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, or of which the Board was not given reasonable notice in advance of mailing these materials, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

                         By Order of the Board of Trustees,

                         Craig S. Tyle, Vice President

August 19, 2008

Exhibit A

FORM OF
INVESTMENT MANAGEMENT AGREEMENT

FRANKLIN CUSTODIAN FUNDS

on behalf of

FRANKLIN GROWTH FUND

     THIS INVESTMENT MANAGEMENT AGREEMENT made between FRANKLIN CUSTODIAN FUNDS, a Delaware statutory trust (the “Trust”), on behalf of FRANKLIN GROWTH FUND (the “Fund”), a series of the Trust, and FRANKLIN ADVISERS, INC., a California corporation (the “Adviser”).

     WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment manager and to have an investment manager perform various management, statistical, research, investment advisory and other services for the Fund; and,

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, is engaged in the business of rendering management, investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

     1.     Employment of the Adviser. The Trust hereby employs the Adviser to manage the investment and reinvestment of the Fund’s assets and to administer its affairs, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

     2.     Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

     A.     Administrative Services. The Adviser shall furnish to the Fund adequate (i) office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, (ii) office furnishings, facilities and equipment as may be reasonably required for managing the corporate affairs and conducting the business of the Fund, including complying with the corporate and securities reporting requirements of the United States and the various states in which the Fund does business, conducting correspondence and other communications with the shareholders of the Fund, maintaining all internal bookkeeping, accounting and auditing services and records in connection with the Fund’s investment and business activities, and computing net asset value. The Adviser shall employee or provide and compensate the executive, secretarial and clerical personnel necessary to provide such services. The Adviser shall also compensate all officers and employees of the Trust who are officers or employees of the Adviser or its affiliates.

     B.     Investment Management Services.

          (a)     The Adviser shall manage the Fund’s assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised. The Adviser shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust’s Board of Trustees, of (i) the decisions made with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions and (iii) the extent to which those decisions have been implemented.

          (b)     The Adviser, subject to and in accordance with any directions which the Trust’s Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s securities transactions. When placing such orders, the Adviser shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Fund will benefit, directly or indirectly, by doing so, the Adviser may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by that broker.

     Accordingly, the Trust and the Adviser agree that the Adviser shall select brokers for the execution of the Fund’s transactions from among:

     (i)     Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund’s net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

     (ii)     Those brokers and dealers who supply research, statistical and other data to the Adviser or its affiliates which the Adviser or its affiliates may lawfully and appropriately use in their investment management capacities, which relate directly to securities, actual or potential, of the Fund, or which place the Adviser in a better position to make decisions in connection with the management of the Fund’s assets and securities, whether or not such data may also be useful to the Adviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

     (c)     When the Adviser has determined that the Fund should tender securities pursuant to a “tender offer solicitation,” Franklin/Templeton Distributors, Inc. (“Distributors”) shall be designated as the “tendering dealer” so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member. Neither the Adviser nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Adviser or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Adviser and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

     (d)     The Adviser shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Adviser, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

               (e)     The Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Adviser’s paramount duty to obtain the best net price and execution for the Fund.

               (f)     Decisions on proxy voting shall be made by the Adviser unless the Board of Trustees determines otherwise. Pursuant to its authority, the Adviser shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto. The Adviser shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. Should the Adviser undertake litigation against an issuer on behalf of the Fund, the Fund agrees to pay its portion of any applicable legal fees associated with the action or to forfeit any claim to any assets the Adviser may recover and, in such case, agrees to hold the Adviser harmless for excluding the Fund from such action. In the case of class action suits involving issuers held in the Fund, the Adviser may include information about the Fund for purposes of participating in any settlements.

          C.     Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials. The Adviser, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

          D.     Other Obligations and Services. The Adviser shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

          E.     Delegation of Services. The Adviser may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (“Sub-Advisers”) to perform some or all of the services for the Fund for which it is responsible under this Agreement. The Adviser will compensate any Sub-Adviser for its services to the Fund. The Adviser may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders is obtained. The Adviser will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     3.     Expenses of the Fund. It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Adviser herein, which expenses payable by the Fund shall include:

          A.     Fees and expenses paid to the Adviser as provided herein;

          B.     Expenses of all audits by independent public accountants;

          C.     Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

          D.     Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

          E.     Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Adviser or its affiliates;

          F.     Taxes levied against the Fund;

          G.     Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

          H.     Costs, including the interest expense, of borrowing money;

          I.     Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence;

          J.     Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

          K.     Trustees’ fees and expenses to trustees who are not directors, officers, employees or stockholders of the Adviser or any of its affiliates;

          L.     Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

          M.     Trade association dues;

          N.     The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

          O.     The Fund’s portion of the cost of any proxy voting service used on its behalf.

     4.     Compensation of the Adviser. The Fund shall pay a management fee in cash to the Adviser based upon a percentage of the value of the Fund’s net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Adviser, during the preceding month, on the first business day of the month in each year.

          A.     For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner as that Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund’s current prospectus and statement of additional information. The management fee payable by the Fund shall be calculated daily at the following annual rates:

0.625% of the value of net assets up to and including $100 million;

0.500% of the value of net assets over $100 million and not over $250 million;

0.450% of the value of net assets over $250 million and not over $7.5 billion;

0.440% of the value of net assets over $7.5 billion and not over $10 billion;

0.430% of the value of net assets over $10 billion and not over $12.5 billion;

0.420% of the value of net assets over $12.5 billion and not over $15 billion;

0.400% of the value of net assets over $15 billion and not over $17.5 billion;

0.380% of the value of net assets over $17.5 billion and not over $20 billion;

0.360% of the value of net assets over $20 billion and not over $35 billion;

0.355% of the value of net assets over $35 billion and not over $50 billion; and

   0.350% of the value of net assets over $50 billion.

          B.     The management fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith and to the extent necessary to comply with the limitations on expenses which may be borne by the Fund as set forth in the laws, regulations and administrative interpretations of those states in which the Fund’s shares are registered. The Adviser may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Adviser shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

          C.     If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.

     5.     Activities of the Adviser. The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Adviser or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Adviser or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

     6.     Liabilities of the Adviser.

          A.     In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          B.     Notwithstanding the foregoing, the Adviser agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees’ fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Adviser or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the Adviser or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Trust’s Board of Trustees; or, (ii) is within the control of the Adviser or any of its affiliates or any of their officers, directors, employees or stockholders. The Adviser shall not be obligated pursuant to the provisions of this Subparagraph 6.B., to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a shareholder seeking to recover all or a portion of the proceeds derived by any stockholder of the Adviser or any of its affiliates from the sale of his shares of the Adviser, or similar matters. So long as this Agreement is in effect, the Adviser shall pay to the Trust the amount due for expenses subject to this Subparagraph 6.B. within thirty (30) days after a bill or statement has been received by the Adviser therefore. This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Adviser or others for costs, expenses or damages heretofore incurred by the Trust or for costs, expenses or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

          C.     No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

     7.     Renewal and Termination.

          A.     This Agreement shall become effective on the date written below and shall continue in effect for two (2) years thereafter, unless sooner terminated as hereinafter provided and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.

          B.     This Agreement:

               (i)     may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser;

               (ii)     shall immediately terminate with respect to the Fund in the event of its assignment; and

               (iii)     may be terminated by the Adviser on sixty (60) days’ written notice to the Fund.

          C.     As used in this Paragraph the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act.

          D.     Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.

     8.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     9.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the ____ day of ____________.

FRANKLIN CUSTODIAN FUNDS
on behalf of FRANKLIN GROWTH FUND

By: _____________________________

Title: ____________________________

FRANKLIN ADVISERS, INC.

By: ____________________________

Title: ____________________________

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A-2

FORM OF

SUBADVISORY AGREEMENT

     FRANKLIN CUSTODIAN FUNDS
     (on behalf of the FRANKLIN GROWTH FUND)

     THIS SUBADVISORY AGREEMENT made as of the ____________ by and between FRANKLIN ADVISERS, INC., a corporation organized and existing under the laws of the State of California (hereinafter called “FAV”), and FRANKLIN INVESTMENT ADVISORY SERVICES, LLC, a Delaware limited liability company (hereinafter called “FIAS, LLC”).

     W I T N E S S E T H

     WHEREAS, FAV and FIAS, LLC are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment advice, and investment management services, as an independent contractor; and

     WHEREAS, FAV has been retained to render investment advisory services to FRANKLIN GROWTH FUND (the “Fund”), a series of FRANKLIN CUSTODIAN FUNDS (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

     WHEREAS, FAV desires to retain FIAS, LLC to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FIAS, LLC is interested in furnishing said services.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1.     FAV hereby retains FIAS, LLC and FIAS, LLC hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

          (a)     Subject to the overall policies, control, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of FAV, FIAS, LLC will provide a continuous investment program for the Fund, including allocation of the Fund’s assets among the various securities markets of the world and, investment research and advice with respect to securities and investments and cash equivalents in the Fund. So long as the Board and FAV determine, on no less frequently than an annual basis, to grant the necessary delegated authority to FIAS, LLC, and subject to paragraph (b) below, FIAS, LLC will determine what securities and other investments will be purchased, retained or sold by the Fund, and will place all purchase and sale orders on behalf of the Fund except that orders regarding U.S. domiciled securities and money market instruments may also be placed on behalf of the Fund by FAV.

          (b)     In performing these services, FIAS, LLC shall adhere to the Fund’s investment objectives, policies and restrictions as contained in its Prospectus and Statement of Additional Information, and in the Trust’s Declaration of Trust, and to the investment guidelines most recently established by FAV and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

          (c)     Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, FIAS, LLC shall report daily all transactions effected by FIAS, LLC on behalf of the Fund to FAV and to other entities as reasonably directed by FAV or the Board.

          (d)     FIAS, LLC shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. FIAS, LLC shall also make an investment officer available to attend such meetings of the Board as the Board may reasonably request.

          (e)     In carrying out its duties hereunder, FIAS, LLC shall comply with all reasonable instructions of the Fund or FAV in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Board or by any other person authorized by a resolution of the Board, provided a certified copy of such resolution has been supplied to FIAS, LLC.

     2.     In performing the services described above, FIAS, LLC shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FIAS, LLC may, to the extent authorized by law and in accordance with the terms of the Fund’s Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker. To the extent authorized by applicable law, FIAS, LLC shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

     3.     (a)     FIAS, LLC shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

          (b)     It is understood that the services provided by FIAS, LLC are not to be deemed exclusive. FAV acknowledges that FIAS, LLC may have investment responsibilities, or render investment advice to, or perform other investment advisory services, for individuals or entities, including other investment companies registered pursuant to the 1940 Act, (“Clients”) which may invest in the same type of securities as the Fund. FAV agrees that FIAS, LLC may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.

     4.     FIAS, LLC agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

     5.     FAV has furnished or will furnish to FIAS, LLC as soon as available copies properly certified or authenticated of each of the following documents:

          (a)     the Trust’s Declaration of Trust, as filed with the Secretary of State of the state of Delaware on October 18, 2006, and any other organizational documents and all amendments thereto or restatements thereof;

          (b)     resolutions of the Trust’s Board of Trustees authorizing the appointment of FIAS,LLC and approving this Agreement;

          (c)     the Trust’s original Notification of Registration on Form N-8A under the 1940 Act as filed with the SEC and all amendments thereto;

          (d)     the Trust’s current Registration Statement on Form N-1A under the Securities Act of 1933, as amended and under the 1940 Act as filed with the SEC, and all amendments thereto, as it relates to the Fund;

          (e)     the Fund’s most recent Prospectus and Statement of Additional Information; and

          (f)     the Investment Management Agreement between the Fund and FAV.

FAV will furnish FIAS, LLC with copies of all amendments of or supplements to the foregoing documents.

     6.     FIAS, LLC will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FIAS,LLC may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     7.     (a)     FAV shall pay a monthly fee in cash to FIAS, LLC of 70% of the fees FAV receives for providing investment management services to the Fund, which fee shall be payable on the first business day of each month in each year as compensation for the services rendered and obligations assumed by FIAS, LLC during the preceding month. The advisory fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement, and shall be reduced by the amount of any advance payments made by FAV relating to the previous month.

           (b)     For purposes of calculating such fee, FAV and FIAS shall share, on a pro rata basis determined by the percentage of the management fee retained by FAV or paid over to FIAS, in any voluntary or contractual fee waiver or expense reduction by FAV of the management fee due to FAV under the Investment Management Agreement.

          (c)     If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     8.     Nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

     9.     (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FIAS, LLC, neither FIAS, LLC nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (b)     Notwithstanding paragraph 9(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the Fund or any shareholder (a “liability”), for any acts undertaken by FIAS, LLC pursuant to authority delegated as described in Paragraph 1(a), FIAS, LLC shall indemnify and save FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

          (c)     No provision of this Agreement shall be construed to protect any director or officer of FAV or FIAS, LLC, from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

     10.     During the term of this Agreement, FIAS, LLC will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FAV will be responsible for all of their respective expenses and liabilities.

     11.     This Agreement shall be effective as of the date given above, and shall continue in effect for two years. It is renewable annually thereafter for successive periods not to exceed one year each (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     12.     This Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to FAV and FIAS, LLC, and by FAV or FIAS, LLC upon sixty (60) days’ written notice to the other party.

     13.     This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Investment management Agreement between FAV and the Fund.

     14.     In compliance with the requirements of Rule 31a-3 under the 1940 Act, FIAS, LLC hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. FIAS, LLC further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     15.     This Agreement may not be materially amended, transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund and may not be amended without the written consent of FAV and FIAS, LLC.

     16.     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     17.     The terms “majority of the outstanding voting securities” of the Fund and "interested persons" shall have the meanings as set forth in the 1940 Act.

     18.     This Agreement shall be interpreted in accordance with and governed by the laws of the State of California of the United States of America.

     19.     FIAS, LLC acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust. FIAS, LLC agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund, and that FIAS, LLC shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers.

FRANKLIN ADVISERS, INC.

By:     ________________________
Title:

FRANKLIN INVESTMENT ADVISORY SERVICES, LLC

By:     _______________________
Title:

FRANKLIN GROWTH FUND hereby acknowledges and agrees to the provisions of paragraphs 9(a) and 10 of this Agreement.

FRANKLIN CUSTODIAN FUNDS on behalf of
FRANKLIN GROWTH FUND

By:     __________________________
Title:

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Exhibit C

Outstanding Shares and Classes of the Fund as of July 23, 2008, the Record Date

Fund	Number of Outstanding Shares
Franklin Custodian Funds
Franklin Growth Fund
Class A Shares	46,163,346.664
Class B Shares	7,412,513.805
Class C Shares	2,659,927.770
Class R Shares	1,535,019.533
Advisor Class Shares	7,152,965.928
Total	64,923,773.700

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Exhibit D

Entities Owning Beneficially More Than 5 Percent of
the Outstanding Shares of Any Class of the Fund

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Growth Fund Class R	Guardian Group Pensions GIAC	920,842.258	59.988
	1560 Valley Center Parkway Suite 100
	Bethlehem, PA 18017-2257

Franklin Growth Fund Advisor Class	Corefolio FT 529 College Savings Plan c/o Fund Accounting	641,282.793	8.965
	500 E. Broward Boulevard Suite 2100
	Fort Lauderdale, FL 33394-3007

	Franklin Templeton Corefolio Allocation Fund F/T Fund Allocator Series	3,916,572.532	54.754
	c/o Fund Accounting
	500 E. Broward Boulevard Suite 2100
	Fort Lauderdale, FL 33394-3007

	Nationwide Trust Company FBO Franklin Templeton PS 401K Plan Dated 10/01/81	974,388.989	13.622
	98 San Jacinto Blvd, Suite 1100
	Austin, TX 78701-4255

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106 PROXY 08/08

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